UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2021

Item 1.

Reports to Stockholders

Fidelity® Strategic Real Return Fund

Annual Report

September 30, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	14.29%	4.12%	3.02%
Class M (incl. 4.00% sales charge)	14.40%	4.11%	3.01%
Class C (incl. contingent deferred sales charge)	17.24%	4.19%	2.81%
Fidelity® Strategic Real Return Fund	19.51%	5.25%	3.73%
Class K6	19.57%	5.30%	3.75%
Class I	19.45%	5.25%	3.71%
Class Z	19.61%	5.32%	3.75%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 The initial offering of Class K6 shares took place on October 8, 2019. Returns prior to October 8, 2019, are those of Fidelity Strategic Real Return Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Real Return Fund, a class of the fund, on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index performed over the same period.

Period Ending Values
$14,421	Fidelity® Strategic Real Return Fund
$13,602	Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending September 30, 2021, investors saw the potential for increased economic growth and corporate earnings, widespread COVID-19 vaccinations, fiscal stimulus and fresh spending programs. Late in the period, however, investor sentiment weakened amid inflationary pressure from surging energy and other commodity prices, rising bond yields, supply disruptions and the fast-spreading delta variant of the coronavirus. In addition, the Federal Reserve signaled it could soon taper the bond purchases it has been making since the onset of the pandemic. Against this backdrop, the Fidelity Strategic Real Return Composite Index℠ gained 18.26%. Within the index, commodity futures, as measured by the Bloomberg Commodity Index Total Return, fared best, gaining 42.29%. Real estate equities also rose sharply, with the FTSE® NAREIT® Equity REITs Index advancing 37.39%, largely on optimism about the country's economic reopening driving increased demand for previously challenged areas of the commercial real estate market. Meanwhile, real estate bonds, indicated by the ICE BofA® U.S. Real Estate Index, were up a more modest 3.26%, while floating-rate loans, as measured by the S&P®/LSTA Leveraged Performing Loan Index, rose 8.82%. TIPS, according to the Bloomberg U.S. Treasury Inflation-Protected Securities Index, gained 5.19%, as rising inflation expectations helped these securities outperform nominal U.S. Treasuries during the period.

Comments from Co-Lead Manager Adam Kramer:  For the fiscal year ending September 30, 2021, the fund's share classes gained approximately 18% to 20% (excluding sales charges, if applicable). Most share classes outperformed the 18.26% increase in the Fidelity Strategic Real Return Composite Index, while one performed roughly in line with it. All easily outpaced the 5.19% gain of the broader TIPS market, as measured by the Bloomberg U.S. Treasury Inflation-Protected Securities Index. Relative to the Composite index, the largest performance contributor by far was security selection within the real estate income subportfolio, which continued to bounce back from pandemic-related challenges that began in early 2020. Within this subportfolio, favorable investment choices among real estate preferred stocks helped the most, while picks among REIT bonds and common stocks also added significant value. Security selection in the fund's REIT equity subportfolio modestly detracted, due largely to a significant underweight in retail REITs, which bounced back after enduring substantial struggles early in the pandemic. Elsewhere, the fund's underweighting in TIPS also contributed, reflecting this category's significant underperformance of the Composite index. The portfolio's floating-rate debt investments slightly boosted relative performance, as we benefited from favorable security selection within the subportfolio, despite being partly offset by a modest overweight in the lagging asset class. Of final note, commodity exposure detracted overall, due to our underweight in commodity futures, which meaningfully outperformed the Composite index. However, a simultaneous out-of-index allocation to commodity-related equities aided the portfolio's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the Quality Diversification and Asset Allocation tables is based on the combined investments of the Fund and its pro-rata share of investments of each Fidelity Central Fund other than the Commodity Strategy and Money Market Central Funds.

Holdings Distribution (% of fund's net assets)

As of September 30, 2021
Commodity-Linked Notes and Related Investments*	25.0%
Inflation-Protected Investments	25.8%
Floating Rate High Yield**	25.7%
Real Estate Investments***	22.2%
Cash and Cash Equivalents	2.1%

 * Includes investment in Fidelity® Commodity Strategy Central Fund

 ** Includes investment in Fidelity® Floating Rate Central Fund

 *** Includes investment in Fidelity® Real Estate Equity Central Fund

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	25.8%
AAA	0.1%
BBB	0.4%
BB and Below	25.1%
Not Rated	2.1%
Equities*	43.9%
Short-Term Investments and Net Other Assets	2.6%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 18.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2021*,**
Stocks	25.7%
U.S. Government and U.S. Government Agency Obligations	25.8%
Corporate Bonds	1.7%
Asset-Backed Securities	0.4%
Bank Loan Obligations	23.9%
CMOs and Other Mortgage Related Securities	1.7%
Other Investments***	18.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 6.9%

 ** U.S. Treasury Inflation-Indexed Securities - 25.8%

 *** Includes investment in Fidelity® Commodity Strategy Central Fund of 18.2%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Corporate Bonds - 1.2%
	Principal Amount	Value
Convertible Bonds - 0.3%
FINANCIALS - 0.3%
Mortgage Real Estate Investment Trusts - 0.3%
Arbor Realty Trust, Inc. 4.75% 11/1/22	$250,000	$277,969
Granite Point Mortgage Trust, Inc. 5.625% 12/1/22 (a)	110,000	108,900
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23	150,000	159,172
MFA Financial, Inc. 6.25% 6/15/24	285,000	290,947
Redwood Trust, Inc.:
4.75% 8/15/23	250,000	255,000
5.625% 7/15/24	140,000	143,865
RWT Holdings, Inc. 5.75% 10/1/25	130,000	132,580
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	33,000	32,839
		1,401,272
Nonconvertible Bonds - 0.9%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.2%
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (a)	250,000	250,938
Marriott Ownership Resorts, Inc. 4.5% 6/15/29 (a)	35,000	35,438
Times Square Hotel Trust 8.528% 8/1/26 (a)	296,086	320,012
		606,388
Household Durables - 0.1%
Adams Homes, Inc. 7.5% 2/15/25 (a)	70,000	72,975
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (a)	20,000	20,195
4.625% 4/1/30 (a)	20,000	20,113
6.625% 1/15/28 (a)	75,000	79,688
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (a)	15,000	15,300
Century Communities, Inc. 3.875% 8/15/29 (a)	65,000	65,650
LGI Homes, Inc. 4% 7/15/29 (a)	70,000	69,825
M/I Homes, Inc. 3.95% 2/15/30 (a)	100,000	100,250
		443,996
TOTAL CONSUMER DISCRETIONARY		1,050,384
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Global Partners LP/GLP Finance Corp. 7% 8/1/27	100,000	104,250
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.5%
American Finance Trust, Inc./American Finance Operating Partnership LP 4.5% 9/30/28 (a)	145,000	145,000
CBL & Associates LP 5.95% 12/15/26 (b)	132,000	91,410
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (a)	105,000	108,938
iStar Financial, Inc.:
4.25% 8/1/25	305,000	316,813
4.75% 10/1/24	150,000	158,625
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	105,000	110,644
Office Properties Income Trust 4.25% 5/15/24	80,000	84,963
Omega Healthcare Investors, Inc. 4.5% 4/1/27	83,000	92,483
RLJ Lodging Trust LP:
3.75% 7/1/26 (a)	100,000	100,500
4% 9/15/29 (a)	80,000	79,875
Senior Housing Properties Trust:
4.75% 5/1/24	271,000	279,130
4.75% 2/15/28	100,000	100,375
9.75% 6/15/25	400,000	437,500
Uniti Group LP / Uniti Group Finance, Inc. 6.5% 2/15/29 (a)	50,000	51,433
Uniti Group, Inc. 6% 1/15/30 (a)(c)	105,000	104,081
		2,261,770
Real Estate Management & Development - 0.1%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (a)	35,000	37,975
Greystar Real Estate Partners 5.75% 12/1/25 (a)	90,000	91,350
Kennedy-Wilson, Inc. 4.75% 2/1/30	110,000	111,678
		241,003
TOTAL REAL ESTATE		2,502,773

TOTAL NONCONVERTIBLE BONDS		3,657,407

TOTAL CORPORATE BONDS
(Cost $4,748,244)		5,058,679

U.S. Treasury Inflation-Protected Obligations - 25.8%
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	$1,346,390	$1,478,697
0.25% 2/15/50	1,246,647	1,407,130
0.625% 2/15/43	1,196,929	1,427,876
0.75% 2/15/42	1,535,609	1,872,673
0.75% 2/15/45	1,759,878	2,167,564
0.875% 2/15/47	1,196,545	1,535,739
1% 2/15/46	967,831	1,262,011
1% 2/15/48	928,840	1,234,330
1% 2/15/49	782,220	1,049,799
1.375% 2/15/44	1,597,776	2,196,735
1.75% 1/15/28	1,214,526	1,461,988
2% 1/15/26	1,484,154	1,731,187
2.125% 2/15/40	712,383	1,061,339
2.125% 2/15/41	1,003,545	1,512,615
2.375% 1/15/25	2,184,067	2,507,451
2.375% 1/15/27	1,241,389	1,510,675
2.5% 1/15/29	1,036,321	1,327,962
3.375% 4/15/32	450,649	659,851
3.625% 4/15/28	1,193,352	1,596,093
3.875% 4/15/29	1,443,122	2,013,882
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/23	3,797,778	3,926,082
0.125% 7/15/24	3,331,976	3,557,558
0.125% 10/15/24	2,864,476	3,064,768
0.125% 4/15/25	2,281,890	2,448,430
0.125% 10/15/25	2,815,580	3,047,256
0.125% 4/15/26 (d)	2,624,361	2,841,765
0.125% 7/15/26	2,649,151	2,890,753
0.125% 1/15/30	2,749,310	3,022,290
0.125% 7/15/30	3,243,350	3,579,213
0.125% 1/15/31	3,331,847	3,659,376
0.125% 7/15/31	2,554,624	2,815,224
0.25% 1/15/25	3,207,741	3,446,794
0.25% 7/15/29	2,575,347	2,866,743
0.375% 7/15/23	3,673,007	3,869,643
0.375% 7/15/25	3,294,763	3,595,915
0.375% 1/15/27	2,637,817	2,913,218
0.375% 7/15/27	2,849,250	3,170,778
0.5% 4/15/24	1,921,349	2,052,067
0.5% 1/15/28	2,942,901	3,296,184
0.625% 4/15/23	3,218,106	3,367,280
0.625% 1/15/24	3,512,430	3,747,715
0.625% 1/15/26	2,947,057	3,253,553
0.75% 7/15/28	2,445,990	2,801,935
0.875% 1/15/29	2,105,077	2,433,458
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $101,504,316)		106,683,595

Asset-Backed Securities - 0.4%
American Homes 4 Rent Series 2015-SFR2 Class XS, 0% 10/17/52 (a)(e)(f)(g)	$137,934	$1
COMM Mortgage Trust Series 2021-LBA Class G, 1 month U.S. LIBOR + 2.650% 2.734% 3/15/38 (a)(e)(h)	100,000	100,210
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	284,000	284,925
Series 2002-2 Class M2, 9.163% 3/1/33	353,790	337,617
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (a)	85,000	84,958
FirstKey Homes Trust Series 2021-SFR2 Class F1, 2.908% 9/17/38 (a)	100,000	98,974
Home Partners of America Trust Series 2021-1 Class F, 3.325% 9/19/41 (a)	99,624	98,871
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	382,512	286,158
Progress Residential Trust:
Series 2021-SFR6 Class F, 3.422% 7/17/38 (a)	100,000	99,820
Series 2021-SFR8:
Class F, 3.181% 10/17/38 (a)	100,000	99,106
Class G, 4.005% 10/17/38 (a)	100,000	100,461
TOTAL ASSET-BACKED SECURITIES
(Cost $1,719,657)		1,591,101

Commercial Mortgage Securities - 1.7%
BAMLL Commercial Mortgage Securities Trust floater Series 2021-JACX Class E, 1 month U.S. LIBOR + 3.750% 3.85% 9/15/38 (a)(e)(h)	106,000	106,000
Benchmark Mortgage Trust Series 2020-B18 Class AGNG, 4.5348% 7/15/53 (a)(e)	63,000	61,908
BPR Trust floater Series 2021-TY Class E, 1 month U.S. LIBOR + 3.600% 3.7% 9/25/38 (a)(e)(h)	100,000	100,190
BX Commercial Mortgage Trust floater:
Series 2020-BXLP Class F, 1 month U.S. LIBOR + 2.000% 2.084% 12/15/36 (a)(e)(h)	118,886	118,997
Series 2021-VINO Class G, 1 month U.S. LIBOR + 3.950% 4.0363% 5/15/38 (a)(e)(h)	166,000	167,860
BX Trust:
floater:
Series 2018-IND Class G, 1 month U.S. LIBOR + 2.050% 2.134% 11/15/35 (a)(e)(h)	70,000	70,187
Series 2021-SDMF Class F, 1 month U.S. LIBOR + 1.930% 2.037% 9/15/23 (a)(e)(h)	100,000	99,689
Series 2021-VOLT:
Class F, 1 month U.S. LIBOR + 2.400% 2.5% 9/15/36 (a)(e)(h)	100,000	100,125
Class G, 1 month U.S. LIBOR + 2.850% 2.95% 9/15/36 (a)(e)(h)	105,000	105,462
Series 2019-OC11 Class E, 4.0755% 12/9/41 (a)(e)	96,000	99,010
CGMS Commercial Mortgage Trust Series 2017-MDRB Class E, 1 month U.S. LIBOR + 3.870% 3.9555% 7/15/30 (a)(e)(h)	105,000	98,214
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (a)	150,000	115,395
Series 2012-CR1 Class G, 2.462% 5/15/45 (a)(g)	100,000	36,357
Series 2017-CD4 Class D, 3.3% 5/10/50 (a)	63,000	58,780
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, 1 month U.S. LIBOR + 4.210% 4.3006% 6/15/34 (a)(h)	100,000	99,620
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class E, 1 month U.S. LIBOR + 2.150% 2.234% 5/15/36 (a)(e)(h)	100,000	100,160
Series 2020-NET Class E, 3.8277% 8/15/37 (a)(e)	100,000	103,398
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.6319% 6/15/50 (a)(e)	156,000	140,557
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (a)(e)	84,000	82,259
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (a)(e)	100,000	102,426
Extended Stay America Trust floater Series 2021-ESH:
Class E, 1 month U.S. LIBOR + 2.850% 2.934% 7/15/38 (a)(e)(h)	149,224	150,721
Class F, 1 month U.S. LIBOR + 3.700% 3.784% 7/15/38 (a)(e)(h)	153,203	154,932
GS Mortgage Securities Corp. Trust floater Series 2019-70P Class E, 1 month U.S. LIBOR + 2.200% 2.284% 10/15/36 (a)(e)(h)	39,000	37,824
GS Mortgage Securities Trust:
Series 2011-GC5:
Class E, 5.3025% 8/10/44 (a)(e)(g)	63,000	8,190
Class F, 4.5% 8/10/44 (a)(g)	42,000	1,260
Series 2012-GC6 Class E, 5% 1/10/45 (a)(e)	254,000	219,580
Series 2012-GCJ9 Class D, 4.8957% 11/10/45 (a)(e)	178,000	179,711
Series 2013-GC16 Class F, 3.5% 11/10/46 (a)	269,000	193,301
Hilton U.S.A. Trust Series 2016-HHV Class F, 4.3333% 11/5/38 (a)(e)	163,000	163,947
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (a)	100,000	98,250
JPMBB Commercial Mortgage Securities Trust Series 2014-C23 Class UH5, 4.7094% 9/15/47 (a)	54,000	47,274
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer Series 2021-1MEM Class E, 2.742% 10/9/42 (a)(e)	100,000	91,822
Series 2011-C3 Class E, 5.7072% 2/15/46 (a)(e)	200,000	72,921
Series 2012-CBX Class G 4% 6/15/45 (a)(g)	151,000	14,057
KNDR Trust floater Series 2021-KIND Class F, 1 month U.S. LIBOR + 3.950% 4.034% 8/15/38 (a)(e)(h)	100,000	100,031
LIFE Mortgage Trust floater Series 2021-BMR Class G, 1 month U.S. LIBOR + 2.950% 3.034% 3/15/38 (a)(e)(h)	400,000	403,015
MHC Commercial Mortgage Trust floater Series 2021-MHC:
Class F, 1 month U.S. LIBOR + 2.600% 2.6847% 4/15/38 (a)(e)(h)	100,000	100,221
Class G, 1 month U.S. LIBOR + 3.200% 3.2847% 4/15/38 (a)(e)(h)	400,000	404,887
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (a)(e)	11,487	11,597
Series 2011-C2:
Class D, 5.385% 6/15/44 (a)(e)	277,390	270,142
Class F, 5.385% 6/15/44 (a)(e)(g)	343,000	237,253
Class XB, 0.47% 6/15/44 (a)(e)(f)	5,675,601	22,266
Series 2011-C3:
Class C, 5.4666% 7/15/49 (a)(e)	37,385	37,349
Class G, 5.4666% 7/15/49 (a)(e)	112,000	50,610
Motel 6 Trust floater Series 2021-MTL6:
Class D, 1 month U.S. LIBOR + 2.100% 2.2% 9/15/38 (a)(e)(h)	100,000	100,252
Class F, 1 month U.S. LIBOR + 3.550% 3.65% 9/15/38 (a)(e)(h)	100,000	100,383
Class G, 1 month U.S. LIBOR + 4.700% 4.8% 9/15/38 (a)(e)(h)	100,000	100,443
Natixis Commercial Mortgage Securities Trust Series 2019-1776 Class F, 4.2988% 10/15/36 (a)	247,000	238,556
OPG Trust floater Series 2021-PORT:
Class G, 1 month U.S. LIBOR + 2.440% 2.54% 10/15/36 (a)(e)(h)	130,000	129,677
Class J, 1 month U.S. LIBOR + 3.430% 0% 10/15/36 (a)(e)(h)	93,000	92,766
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class E, 1 month U.S. LIBOR + 2.600% 2.684% 7/15/38 (a)(e)(h)	100,000	100,074
Class G, 1 month U.S. LIBOR + 4.350% 4.434% 7/15/38 (a)(e)(h)	100,000	100,149
Prima Capital CRE Securitization Ltd. Series 2020-8A Class C, 3% 12/1/70 (a)	100,000	93,412
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	199,800	226,869
SREIT Trust floater Series 2021-FLWR Class E, 1 month U.S. LIBOR + 1.920% 2.008% 7/15/36 (a)(e)(h)	58,000	57,965
UBS Commercial Mortgage Trust Series 2012-C1 Class D, 5.7344% 5/10/45 (a)(e)	78,000	74,028
Wells Fargo Commercial Mortgage Trust Series 2012-LC5:
Class E, 4.9157% 10/15/45 (a)(e)	114,000	112,228
Class F, 4.9157% 10/15/45 (a)(e)	42,000	35,874
WF-RBS Commercial Mortgage Trust Series 2013-C11 Class E, 4.381% 3/15/45 (a)(e)	220,000	199,553
WP Glimcher Mall Trust Series 2015-WPG Class PR1, 3.6332% 6/5/35 (a)(e)	140,000	123,399
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $7,352,590)		6,923,383
	Shares	Value

Common Stocks - 8.9%
CONSUMER STAPLES - 0.5%
Food Products - 0.5%
Archer Daniels Midland Co.	20,050	1,203,201
Bunge Ltd.	4,630	376,512
Darling Ingredients, Inc. (i)	2,610	187,659
Wilmar International Ltd.	35,170	108,654
		1,876,026
ENERGY - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
BP PLC	137,776	627,550
Chevron Corp.	13,430	1,362,474
ConocoPhillips Co.	11,780	798,331
Diamondback Energy, Inc.	1,100	104,137
EQT Corp. (i)	4,920	100,663
Equinor ASA	5,590	142,158
Exxon Mobil Corp.	30,540	1,796,363
Hess Corp.	3,290	256,982
Lukoil PJSC sponsored ADR	3,900	370,400
Magnolia Oil & Gas Corp. Class A	10,860	193,199
Occidental Petroleum Corp.	14,030	415,007
Petroleo Brasileiro SA - Petrobras (ON)	72,060	372,490
Pioneer Natural Resources Co.	2,920	486,209
Range Resources Corp. (i)	23,410	529,768
Royal Dutch Shell PLC Class B (United Kingdom)	34,557	765,666
Total SA (d)	28,502	1,362,337
		9,683,734
FINANCIALS - 0.4%
Capital Markets - 0.1%
Brookfield Asset Management, Inc. (Canada) Class A	3,200	171,470
Insurance - 0.0%
Brookfield Asset Management Reinsurance Partners Ltd.	22	1,219
Mortgage Real Estate Investment Trusts - 0.3%
Chimera Investment Corp.	3,600	53,460
Dynex Capital, Inc.	5,500	95,040
Great Ajax Corp.	21,111	284,787
MFA Financial, Inc.	109,966	502,545
New Residential Investment Corp.	39,600	435,600
Redwood Trust, Inc.	2,900	37,381
		1,408,813

TOTAL FINANCIALS		1,581,502

INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Willscot Mobile Mini Holdings (i)	2,500	79,300
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Cyxtera Technologies, Inc. Class A	2,200	20,350
MATERIALS - 3.9%
Chemicals - 1.1%
Albemarle Corp. U.S.	840	183,935
CF Industries Holdings, Inc.	9,150	510,753
Corteva, Inc.	23,420	985,514
FMC Corp.	4,650	425,754
Icl Group Ltd.	16,900	124,236
Nutrien Ltd.	26,060	1,691,452
The Mosaic Co.	18,220	650,818
		4,572,462
Metals & Mining - 2.3%
Agnico Eagle Mines Ltd. (Canada)	2,120	109,984
Anglo American PLC (United Kingdom)	13,959	489,244
ArcelorMittal SA (Netherlands)	9,580	293,269
Barrick Gold Corp. (Canada)	17,820	321,762
BHP Group Ltd.	26,326	703,111
BHP Group PLC	22,719	572,390
Cleveland-Cliffs, Inc. (i)	3,050	60,421
Commercial Metals Co.	10,190	310,387
ERO Copper Corp. (i)	9,140	162,075
First Quantum Minerals Ltd.	29,400	544,315
Fortescue Metals Group Ltd.	25,518	271,818
Franco-Nevada Corp.	1,810	235,146
Freeport-McMoRan, Inc.	20,410	663,937
Grupo Mexico SA de CV Series B	19,510	77,874
IGO Ltd.	26,642	166,972
Impala Platinum Holdings Ltd.	6,680	75,283
Ivanhoe Mines Ltd. (i)	31,750	203,044
JFE Holdings, Inc.	3,480	52,187
Kaiser Aluminum Corp.	560	61,018
Kirkland Lake Gold Ltd.	1,440	59,983
Lundin Mining Corp.	32,750	235,554
MMC Norilsk Nickel PJSC	600	179,692
Newcrest Mining Ltd.	5,520	91,509
Newmont Corp.	10,040	545,172
Nickel Mines Ltd.	184,328	122,672
Nucor Corp.	2,010	197,965
POSCO	540	148,629
Rio Tinto PLC	18,527	1,214,484
Steel Dynamics, Inc.	6,690	391,231
Teck Resources Ltd. Class B (sub. vtg.)	3,440	85,633
Vale SA	37,380	523,317
Wheaton Precious Metals Corp.	4,090	153,964
		9,324,042
Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	1,900	116,603
Mondi PLC	18,012	441,402
Nine Dragons Paper (Holdings) Ltd.	60,320	73,628
Oji Holdings Corp.	8,330	41,973
Stora Enso Oyj (R Shares)	15,250	254,010
Suzano Papel e Celulose SA (i)	30,430	304,649
Svenska Cellulosa AB SCA (B Shares)	9,550	148,007
UPM-Kymmene Corp.	7,560	267,580
West Fraser Timber Co. Ltd.	3,950	332,691
		1,980,543

TOTAL MATERIALS		15,877,047

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.8%
Acadia Realty Trust (SBI)	8,844	180,506
American Homes 4 Rent Class A	4,600	175,352
American Tower Corp.	4,400	1,167,804
Apartment Income (REIT) Corp.	4,409	215,203
AvalonBay Communities, Inc.	300	66,492
Crown Castle International Corp.	1,800	311,976
Digital Realty Trust, Inc.	1,800	260,010
Digitalbridge Group, Inc. (i)	19,623	118,327
Easterly Government Properties, Inc.	3,700	76,442
Equinix, Inc.	500	395,065
Equity Lifestyle Properties, Inc.	14,000	1,093,400
Healthcare Trust of America, Inc.	5,490	162,833
iStar Financial, Inc.	24,431	612,729
Lamar Advertising Co. Class A	1,600	181,520
Lexington Corporate Properties Trust	35,600	453,900
Mid-America Apartment Communities, Inc.	4,894	913,955
Monmouth Real Estate Investment Corp. Class A	10,400	193,960
NexPoint Residential Trust, Inc.	1,000	61,880
Retail Value, Inc.	2,255	59,374
Sabra Health Care REIT, Inc.	9,800	144,256
SITE Centers Corp.	12,600	194,544
Terreno Realty Corp.	1,200	75,876
Ventas, Inc.	5,018	277,044
Weyerhaeuser Co.	1,400	49,798
		7,442,246
TOTAL COMMON STOCKS
(Cost $30,501,213)		36,560,205

Preferred Stocks - 2.9%
Convertible Preferred Stocks - 0.2%
FINANCIALS - 0.2%
Mortgage Real Estate Investment Trusts - 0.2%
Great Ajax Corp. 7.25%	16,367	431,761
Ready Capital Corp. 7.00%	6,400	172,352
		604,113
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Braemar Hotels & Resorts, Inc. 5.50%	2,700	60,588
RLJ Lodging Trust Series A, 1.95% (i)	400	11,672
		72,260
Real Estate Management & Development - 0.0%
Landmark Infrastructure Partners LP 3 month U.S. LIBOR + 4.690% 6.856% (e)(h)(i)	2,000	51,360
TOTAL REAL ESTATE		123,620

TOTAL CONVERTIBLE PREFERRED STOCKS		727,733

Nonconvertible Preferred Stocks - 2.7%
FINANCIALS - 1.8%
Mortgage Real Estate Investment Trusts - 1.8%
Acres Commercial Realty Corp. 8.625% (e)	300	7,638
AG Mortgage Investment Trust, Inc.:
8.00%	15,879	394,911
8.25%	500	12,700
Series C, 8.00% (e)	4,600	115,184
AGNC Investment Corp.:
6.125% (e)	7,000	176,120
Series C, 7.00% (e)	10,200	265,914
Series E, 6.50% (e)	10,400	265,928
Annaly Capital Management, Inc.:
6.75% (e)	5,600	149,240
Series F, 6.95% (e)	14,800	381,396
Series G, 6.50% (e)	11,800	302,080
Arbor Realty Trust, Inc. Series D, 6.375%	500	12,750
Armour Residential REIT, Inc. Series C 7.00%	1,000	25,730
Capstead Mortgage Corp. Series E, 7.50%	3,000	75,060
Cherry Hill Mortgage Investment Corp. Series A, 8.20%	4,000	103,560
Chimera Investment Corp.:
8.00% (e)	5,000	126,600
Series B, 8.00% (e)	23,587	600,761
Series C, 7.75% (e)	8,700	223,329
Dynex Capital, Inc. Series C 6.90% (e)	9,600	245,760
Ellington Financial LLC 6.75% (e)	2,000	51,680
Invesco Mortgage Capital, Inc.:
7.50% (e)	14,400	362,880
Series B, 7.75% (e)	13,900	351,948
MFA Financial, Inc.:
6.50% (e)	9,300	227,943
Series B, 7.50%	18,486	466,032
New Residential Investment Corp.:
7.125% (e)	6,200	156,178
Series A, 7.50% (e)	17,700	451,704
Series C, 6.375% (e)	8,300	194,137
Series D, 7.00% (e)	2,700	67,851
New York Mortgage Trust, Inc. Series D, 8.00% (e)	6,500	164,645
PennyMac Mortgage Investment Trust:
6.75%	1,300	32,942
8.125% (e)	5,700	152,247
Series B, 8.00% (e)	9,300	251,751
Two Harbors Investment Corp.:
Series A, 8.125% (e)	11,900	319,039
Series B, 7.625% (e)	11,800	304,676
Series C, 7.25% (e)	10,500	264,810
		7,305,124
MATERIALS - 0.0%
Chemicals - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B) (i)	4,779	257,929
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Agree Realty Corp. 4.375% (i)	1,300	32,773
American Finance Trust, Inc. 7.50%	5,300	141,192
Ashford Hospitality Trust, Inc.:
Series G, 7.375% (i)	300	7,860
Series H, 7.50% (i)	2,500	64,872
Series I, 7.50% (i)	2,500	65,825
Cedar Realty Trust, Inc.:
Series B, 7.25%	2,373	60,535
Series C, 6.50%	4,900	124,460
City Office REIT, Inc. Series A, 6.625%	2,079	52,765
CTO Realty Growth, Inc. 6.375%	1,000	25,670
DiamondRock Hospitality Co. 8.25%	1,237	33,325
Digitalbridge Group, Inc.:
Series H, 7.125%	8,400	213,612
Series I, 7.15%	15,500	400,520
Series J, 7.15%	18,200	477,750
Farmland Partners, Inc. Series B, 6.00%	6,000	150,960
Gladstone Commercial Corp.:
6.625%	2,400	63,648
Series G, 6.00%	2,300	61,725
Global Medical REIT, Inc. Series A, 7.50%	2,100	56,049
Global Net Lease, Inc.:
Series A, 7.25%	7,400	199,726
Series B 6.875%	2,200	60,500
Healthcare Trust, Inc. Series A 7.375%	2,200	56,760
iStar Financial, Inc.:
Series D, 8.00%	8,000	211,600
Series G, 7.65%	10,200	262,752
Series I, 7.50%	7,600	194,712
Pebblebrook Hotel Trust:
6.30%	973	24,160
6.375%	3,200	81,856
Series H, 5.70%	3,600	89,316
Pennsylvania (REIT):
Series B, 7.375% (i)	4,082	55,903
Series D, 6.875% (i)	2,500	31,925
Plymouth Industrial REIT, Inc. Series A, 7.50%	2,500	66,525
Saul Centers, Inc. Series D, 6.125%	1,300	34,112
SITE Centers Corp. 6.375%	500	12,955
Sotherly Hotels, Inc. Series C, 7.875% (i)	1,700	26,945
Summit Hotel Properties, Inc.:
Series E, 6.25%	3,000	79,470
Series F, 5.875%	2,000	52,263
Sunstone Hotel Investors, Inc. Series I, 5.70%	1,300	32,591
UMH Properties, Inc. Series D, 6.375%	1,800	47,088
Urstadt Biddle Properties, Inc.:
Series H, 6.25%	4,500	119,250
Series K 5.875%	2,000	53,220
Vornado Realty Trust Series O, 4.45%	1,800	44,100
		3,871,270

TOTAL NONCONVERTIBLE PREFERRED STOCKS		11,434,323

TOTAL PREFERRED STOCKS
(Cost $11,256,482)		12,162,056
	Principal Amount	Value

Bank Loan Obligations - 0.3%
COMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.84% 4/11/25 (e)(h)(j)	94,755	93,808
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Bally's Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8/6/28 (h)(j)(k)	170,000	169,883
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 9/9/26 (e)(h)(j)	25,000	25,063
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 12/22/24 (e)(h)(j)	182,775	181,584
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.0868% 11/30/23 (e)(h)(j)	49,869	49,682
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 8/2/28 (e)(h)(j)	121,188	121,461
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (e)(h)(j)	60,734	59,347
		607,020
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 8/4/28 (h)(j)(k)	150,000	149,465
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Compass Power Generation LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/20/24 (e)(h)(j)	62,495	62,417
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8326% 6/28/23 (e)(h)(j)	157,293	156,900
Real Estate Management & Development - 0.0%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8341% 8/21/25 (e)(h)(j)	24,937	24,694

TOTAL REAL ESTATE		181,594

TOTAL BANK LOAN OBLIGATIONS
(Cost $1,095,136)		1,094,304
	Shares	Value

Equity Funds - 31.8%
Fidelity Commodity Strategy Central Fund (l)	14,929,998	75,396,492
Fidelity Real Estate Equity Central Fund (l)	397,946	56,106,397
TOTAL EQUITY FUNDS
(Cost $162,346,139)		131,502,889

Fixed-Income Funds - 25.7%
Fidelity Floating Rate Central Fund (l)
(Cost $107,016,555)	1,049,747	105,919,440
	Principal Amount	Value

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (Cost $594,368)(a)(g)	500,000	10,000
	Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.06% (m)	6,255,719	6,256,970
Fidelity Securities Lending Cash Central Fund 0.06% (m)(n)	2,406,009	2,406,250
TOTAL MONEY MARKET FUNDS
(Cost $8,663,220)		8,663,220
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $436,797,920)		416,168,872
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(3,303,214)
NET ASSETS - 100%		$412,865,658

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,494,220 or 2.3% of net assets.

 (b) Non-income producing - Security is in default.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security or a portion of the security is on loan at period end.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Level 3 security

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Non-income producing

 (j) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (k) The coupon rate will be determined upon settlement of the loan after period end.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (n) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,972,789	$141,854,358	$137,570,067	$3,178	$(110)	$--	$6,256,970	0.0%
Fidelity Commodity Strategy Central Fund	44,802,410	32,891,304	8,788,296	12,886,640	(14,433,305)	20,924,379	75,396,492	9.4%
Fidelity Floating Rate Central Fund	63,743,379	43,008,942	4,004,319	3,261,389	(140,411)	3,311,849	105,919,440	3.8%
Fidelity Real Estate Equity Central Fund	28,071,924	19,329,687	1,006,319	891,350	54,361	9,656,744	56,106,397	3.4%
Fidelity Securities Lending Cash Central Fund 0.06%	--	13,388,000	10,981,750	1,180	--	--	2,406,250	0.0%
Total	$138,590,502	$250,472,291	$162,350,751	$17,043,737	$(14,519,465)	$33,892,972	$246,085,549

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Staples	$1,876,026	$1,767,372	$108,654	$--
Energy	9,683,734	6,415,623	3,268,111	--
Financials	9,490,739	8,886,626	604,113	--
Industrials	79,300	79,300	--	--
Information Technology	20,350	20,350	--	--
Materials	16,134,976	10,706,808	5,428,168	--
Real Estate	11,437,136	11,313,516	123,620	--
Corporate Bonds	5,058,679	--	5,058,679	--
U.S. Government and Government Agency Obligations	106,683,595	--	106,683,595	--
Asset-Backed Securities	1,591,101	--	1,591,100	1
Commercial Mortgage Securities	6,923,383	--	6,626,266	297,117
Bank Loan Obligations	1,094,304	--	1,094,304	--
Equity Funds	131,502,889	131,502,889	--	--
Fixed-Income Funds	105,919,440	105,919,440	--	--
Preferred Securities	10,000	--	--	10,000
Money Market Funds	8,663,220	8,663,220	--	--
Total Investments in Securities:	$416,168,872	$285,275,144	$130,586,610	$307,118

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value (including securities loaned of $2,324,423) — See accompanying schedule: Unaffiliated issuers (cost $158,772,006)	$170,083,323
Fidelity Central Funds (cost $278,025,914)	246,085,549
Total Investment in Securities (cost $436,797,920)		$416,168,872
Cash		1,190
Foreign currency held at value (cost $65,612)		65,578
Receivable for investments sold		3,761,348
Receivable for fund shares sold		241,431
Dividends receivable		144,245
Interest receivable		268,413
Distributions receivable from Fidelity Central Funds		715
Prepaid expenses		567
Receivable from investment adviser for expense reductions		29,090
Other receivables		1,026
Total assets		420,682,475
Liabilities
Payable for investments purchased
Regular delivery	$4,810,728
Delayed delivery	105,000
Payable for fund shares redeemed	143,675
Accrued management fee	187,629
Distribution and service plan fees payable	13,074
Other affiliated payables	61,977
Other payables and accrued expenses	88,484
Collateral on securities loaned	2,406,250
Total liabilities		7,816,817
Net Assets		$412,865,658
Net Assets consist of:
Paid in capital		$618,945,590
Total accumulated earnings (loss)		(206,079,932)
Net Assets		$412,865,658
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($37,356,695 ÷ 3,965,626 shares)(a)		$9.42
Maximum offering price per share (100/96.00 of $9.42)		$9.81
Class M:
Net Asset Value and redemption price per share ($7,292,586 ÷ 773,289 shares)(a)		$9.43
Maximum offering price per share (100/96.00 of $9.43)		$9.82
Class C:
Net Asset Value and offering price per share ($4,549,186 ÷ 490,138 shares)(a)		$9.28
Strategic Real Return:
Net Asset Value, offering price and redemption price per share ($236,076,013 ÷ 24,935,057 shares)		$9.47
Class K6:
Net Asset Value, offering price and redemption price per share ($20,605,823 ÷ 2,172,527 shares)		$9.48
Class I:
Net Asset Value, offering price and redemption price per share ($49,988,488 ÷ 5,293,869 shares)		$9.44
Class Z:
Net Asset Value, offering price and redemption price per share ($56,996,867 ÷ 6,032,520 shares)		$9.45

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$1,436,405
Interest		4,615,157
Income from Fidelity Central Funds (including $1,180 from security lending)		17,043,737
Total income		23,095,299
Expenses
Management fee	$1,706,289
Transfer agent fees	460,162
Distribution and service plan fees	143,994
Accounting fees	153,279
Custodian fees and expenses	26,527
Independent trustees' fees and expenses	823
Registration fees	129,039
Audit	116,242
Legal	1,602
Miscellaneous	1,337
Total expenses before reductions	2,739,294
Expense reductions	(309,303)
Total expenses after reductions		2,429,991
Net investment income (loss)		20,665,308
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	331,489
Fidelity Central Funds	(14,519,465)
Foreign currency transactions	(4,699)
Total net realized gain (loss)		(14,192,675)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	10,530,301
Fidelity Central Funds	33,892,972
Assets and liabilities in foreign currencies	438
Total change in net unrealized appreciation (depreciation)		44,423,711
Net gain (loss)		30,231,036
Net increase (decrease) in net assets resulting from operations		$50,896,344

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,665,308	$10,393,841
Net realized gain (loss)	(14,192,675)	(80,147,944)
Change in net unrealized appreciation (depreciation)	44,423,711	56,335,749
Net increase (decrease) in net assets resulting from operations	50,896,344	(13,418,354)
Distributions to shareholders	(5,972,174)	(9,385,419)
Share transactions - net increase (decrease)	129,284,629	(107,471,905)
Total increase (decrease) in net assets	174,208,799	(130,275,678)
Net Assets
Beginning of period	238,656,859	368,932,537
End of period	$412,865,658	$238,656,859

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Strategic Real Return Fund Class A

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.07	$8.39	$8.88	$8.80	$8.81
Income from Investment Operations
Net investment income (loss)A	.568	.257	.216	.266	.170
Net realized and unrealized gain (loss)	.950	(.365)	.012	.008B	.022
Total from investment operations	1.518	(.108)	.228	.274	.192
Distributions from net investment income	(.168)	(.212)	(.293)	(.183)	(.190)C
Distributions from net realized gain	–	–	(.425)	(.011)	(.012)C
Total distributions	(.168)	(.212)	(.718)	(.194)	(.202)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$9.42	$8.07	$8.39	$8.88	$8.80
Total ReturnE,F	19.05%	(1.28)%	2.86%	3.15%B	2.23%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.11%	1.12%	1.10%	1.07%	1.08%
Expenses net of fee waivers, if any	1.00%	1.00%	1.09%	1.07%	1.08%
Expenses net of all reductions	1.00%	1.00%	1.09%	1.07%	1.07%
Net investment income (loss)	6.40%	3.22%	2.60%	3.01%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$37,357	$25,212	$29,652	$29,288	$33,949
Portfolio turnover rateI	13%	47%	19%	23%	24%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 2.99%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.0005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund Class M

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.07	$8.39	$8.89	$8.81	$8.82
Income from Investment Operations
Net investment income (loss)A	.567	.257	.215	.264	.168
Net realized and unrealized gain (loss)	.960	(.365)	.002	.008B	.025
Total from investment operations	1.527	(.108)	.217	.272	.193
Distributions from net investment income	(.167)	(.212)	(.292)	(.181)	(.191)C
Distributions from net realized gain	–	–	(.425)	(.011)	(.012)C
Total distributions	(.167)	(.212)	(.717)	(.192)	(.203)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$9.43	$8.07	$8.39	$8.89	$8.81
Total ReturnE,F	19.17%	(1.28)%	2.73%	3.12%B	2.23%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.12%	1.14%	1.12%	1.11%	1.11%
Expenses net of fee waivers, if any	1.00%	1.00%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.00%	1.00%	1.10%	1.10%	1.10%
Net investment income (loss)	6.40%	3.22%	2.59%	2.98%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$7,293	$6,141	$7,903	$8,391	$9,723
Portfolio turnover rateI	13%	47%	19%	23%	24%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 2.96%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.0005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund Class C

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$7.95	$8.26	$8.77	$8.70	$8.71
Income from Investment Operations
Net investment income (loss)A	.491	.195	.151	.197	.102
Net realized and unrealized gain (loss)	.946	(.358)	.004	.011B	.023
Total from investment operations	1.437	(.163)	.155	.208	.125
Distributions from net investment income	(.107)	(.147)	(.240)	(.127)	(.123)C
Distributions from net realized gain	–	–	(.425)	(.011)	(.012)C
Total distributions	(.107)	(.147)	(.665)	(.138)	(.135)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$9.28	$7.95	$8.26	$8.77	$8.70
Total ReturnE,F	18.24%	(2.00)%	1.99%	2.41%B	1.46%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.88%	1.89%	1.86%	1.83%	1.84%
Expenses net of fee waivers, if any	1.75%	1.75%	1.85%	1.83%	1.84%
Expenses net of all reductions	1.75%	1.75%	1.85%	1.83%	1.84%
Net investment income (loss)	5.65%	2.47%	1.83%	2.25%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$4,549	$5,694	$8,555	$18,962	$24,718
Portfolio turnover rateI	13%	47%	19%	23%	24%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 2.25%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.0005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.10	$8.43	$8.92	$8.84	$8.85
Income from Investment Operations
Net investment income (loss)A	.593	.278	.239	.291	.194
Net realized and unrealized gain (loss)	.965	(.376)	.009	.008B	.024
Total from investment operations	1.558	(.098)	.248	.299	.218
Distributions from net investment income	(.188)	(.232)	(.313)	(.208)	(.216)C
Distributions from net realized gain	–	–	(.425)	(.011)	(.012)C
Total distributions	(.188)	(.232)	(.738)	(.219)	(.228)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$9.47	$8.10	$8.43	$8.92	$8.84
Total ReturnE	19.51%	(1.14)%	3.10%	3.43%B	2.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	.85%	.87%	.83%	.81%	.81%
Expenses net of fee waivers, if any	.75%	.75%	.83%	.81%	.81%
Expenses net of all reductions	.75%	.75%	.83%	.81%	.81%
Net investment income (loss)	6.64%	3.47%	2.86%	3.27%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$236,076	$158,896	$197,152	$262,063	$476,944
Portfolio turnover rateH	13%	47%	19%	23%	24%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 3.27%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.0005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund Class K6

Years ended September 30,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$8.11	$8.34
Income from Investment Operations
Net investment income (loss)B	.616	.281
Net realized and unrealized gain (loss)	.948	(.352)
Total from investment operations	1.564	(.071)
Distributions from net investment income	(.194)	(.159)
Distributions from net realized gain	–	–
Total distributions	(.194)	(.159)
Net asset value, end of period	$9.48	$8.11
Total ReturnC,D	19.57%	(.81)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.71%G
Expenses net of fee waivers, if any	.56%	.56%G
Expenses net of all reductions	.56%	.56%G
Net investment income (loss)	6.83%	3.66%G
Supplemental Data
Net assets, end of period (000 omitted)	$20,606	$6,331
Portfolio turnover rateH	13%	47%

 A For the period October 8, 2019 (commencement of sale of shares) to September 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund Class I

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.08	$8.40	$8.90	$8.82	$8.83
Income from Investment Operations
Net investment income (loss)A	.594	.280	.240	.291	.194
Net realized and unrealized gain (loss)	.955	(.369)	–B	.008C	.027
Total from investment operations	1.549	(.089)	.240	.299	.221
Distributions from net investment income	(.189)	(.231)	(.315)	(.208)	(.219)D
Distributions from net realized gain	–	–	(.425)	(.011)	(.012)D
Total distributions	(.189)	(.231)	(.740)	(.219)	(.231)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$9.44	$8.08	$8.40	$8.90	$8.82
Total ReturnE	19.45%	(1.04)%	3.01%	3.44%C	2.56%
Ratios to Average Net AssetsF,G
Expenses before reductions	.83%	.83%	.81%	.79%	.80%
Expenses net of fee waivers, if any	.75%	.75%	.81%	.79%	.80%
Expenses net of all reductions	.75%	.75%	.81%	.79%	.80%
Net investment income (loss)	6.64%	3.47%	2.88%	3.29%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$49,988	$26,872	$116,302	$158,776	$190,292
Portfolio turnover rateH	13%	47%	19%	23%	24%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 3.28%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund Class Z

Years ended September 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.08	$8.40	$8.93
Income from Investment Operations
Net investment income (loss)B	.610	.282	.244
Net realized and unrealized gain (loss)	.952	(.365)	(.026)
Total from investment operations	1.562	(.083)	.218
Distributions from net investment income	(.192)	(.237)	(.323)
Distributions from net realized gain	–	–	(.425)
Total distributions	(.192)	(.237)	(.748)
Net asset value, end of period	$9.45	$8.08	$8.40
Total ReturnC,D	19.61%	(.96)%	2.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.74%	.71%G
Expenses net of fee waivers, if any	.66%	.66%	.71%G
Expenses net of all reductions	.66%	.66%	.71%G
Net investment income (loss)	6.73%	3.56%	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$56,997	$9,511	$9,369
Portfolio turnover rateH	13%	47%	19%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2021

1. Organization.

Fidelity Strategic Real Return Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Strategic Real Return, Class K6, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures	Less than .005%
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Delayed Delivery & When Issued Securities Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Real Estate Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.	Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, equity-debt classifications, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,140,031
Gross unrealized depreciation	(53,445,976)
Net unrealized appreciation (depreciation)	$(32,305,945)
Tax Cost	$448,474,817

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,426,789
Capital loss carryforward	$(190,198,445)
Net unrealized appreciation (depreciation) on securities and other investments	$(32,306,341)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,738,127)
Long-term	(187,460,318)
Total capital loss carryforward	$(190,198,445)

The tax character of distributions paid was as follows:

	September 30, 2021	September 30, 2021
Ordinary Income	$5,972,174	$ 9,385,419

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Strategic Real Return Fund	122,805,294	26,768,865

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$74,954	$2,015
Class M	-%	.25%	16,129	75
Class C	.75%	.25%	52,911	9,520
			$143,994	$11,610

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,567
Class M	132
Class C(a)	119
$6,818

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K6 and Class Z. FIIOC receives an asset-based fee of Class K6's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$54,532.18
Class M	12,277.19
Class C	10,218.19
Strategic Real Return	316,560.16
Class K6	1,327.01
Class I	50,907.15
Class Z	14,341.05
	$460,162

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Strategic Real Return Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Strategic Real Return Fund	$274

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Strategic Real Return Fund	534,251	63,065

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed an exchange in-kind with Fidelity Real Estate Equity Central Fund. The Fund delivered investments and cash valued at $25,037,507 in exchange for 207,127 shares of the Central Fund. The Fund had a net realized gain of $1,614,173 on investments delivered in-kind and is included in the accompanying Statement of Changes in Net Assets. The Fund recognized net gains for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Strategic Real Return Fund	$518

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Strategic Real Return Fund	$104	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through January 31, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$34,993
Class M	1.00%	8,114
Class C	1.75%	6,914
Strategic Real Return	.75%	189,568
Class K6	.56%	17,717
Class I	.75%	27,668
Class Z	.66%	20,806
		$305,780

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $1,829 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,694.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended September 30, 2021	Year ended September 30, 2020(a)
Fidelity Strategic Real Return Fund
Distributions to shareholders
Class A	$546,825	$726,587
Class M	122,736	192,127
Class C	70,303	142,796
Strategic Real Return	3,920,306	5,231,823
Class K6	218,897	58,839
Class I	647,564	2,806,105
Class Z	445,543	227,142
Total	$5,972,174	$9,385,419

 (a) Distributions for Class K6 are for the period October 8, 2019 (commencement of sale of shares) to September 30, 2020.

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2021	Year ended September 30, 2020(a)	Year ended September 30, 2021	Year ended September 30, 2020(a)
Fidelity Strategic Real Return Fund
Class A
Shares sold	1,370,629	381,490	$12,455,047	$3,017,347
Reinvestment of distributions	61,482	86,507	524,176	702,301
Shares redeemed	(592,460)	(877,672)	(5,246,049)	(6,965,106)
Net increase (decrease)	839,651	(409,675)	$7,733,174	$(3,245,458)
Class M
Shares sold	121,831	35,603	$1,114,479	$288,303
Reinvestment of distributions	14,028	23,256	119,078	188,892
Shares redeemed	(123,293)	(239,520)	(1,061,035)	(1,899,941)
Net increase (decrease)	12,566	(180,661)	$172,522	$(1,422,746)
Class C
Shares sold	266,013	41,023	$2,341,325	$323,473
Reinvestment of distributions	8,481	16,596	69,944	135,034
Shares redeemed	(500,428)	(376,724)	(4,391,427)	(2,936,060)
Net increase (decrease)	(225,934)	(319,105)	$(1,980,158)	$(2,477,553)
Strategic Real Return
Shares sold	12,056,305	3,006,011	$108,776,464	$24,296,303
Reinvestment of distributions	437,195	614,432	3,745,215	4,999,271
Shares redeemed	(7,165,342)	(7,411,452)	(64,001,090)	(57,910,341)
Net increase (decrease)	5,328,158	(3,791,009)	$48,520,589	$(28,614,767)
Class K6
Shares sold	1,927,290	1,201,638	$17,287,956	$9,344,080
Reinvestment of distributions	25,081	7,792	218,897	58,839
Shares redeemed	(560,579)	(428,695)	(5,077,235)	(3,353,687)
Net increase (decrease)	1,391,792	780,735	$12,429,618	$6,049,232
Class I
Shares sold	4,735,839	1,294,448	$43,096,110	$10,561,147
Reinvestment of distributions	74,684	342,319	640,493	2,796,917
Shares redeemed	(2,840,830)	(12,150,086)	(25,427,814)	(90,432,388)
Net increase (decrease)	1,969,693	(10,513,319)	$18,308,789	$(77,074,324)
Class Z
Shares sold	5,077,644	1,104,314	$46,168,648	$7,908,261
Reinvestment of distributions	48,666	25,484	431,163	205,064
Shares redeemed	(270,233)	(1,068,370)	(2,499,716)	(8,799,614)
Net increase (decrease)	4,856,077	61,428	$44,100,095	$(686,289)

 (a) Share transactions for Class K6 are for the period October 8, 2019 (commencement of sale of shares) to September 30, 2020.

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Strategic Real Return Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Strategic Real Return Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 15, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President of FIAM (Fidelity Institutional Asset Management) and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period-B April 1, 2021 to September 30, 2021
Fidelity Strategic Real Return Fund
Class A	1.00%
Actual		$1,000.00	$1,081.80	$5.22
Hypothetical-C		$1,000.00	$1,020.05	$5.06
Class M	1.00%
Actual		$1,000.00	$1,081.60	$5.22
Hypothetical-C		$1,000.00	$1,020.05	$5.06
Class C	1.75%
Actual		$1,000.00	$1,077.20	$9.11
Hypothetical-C		$1,000.00	$1,016.29	$8.85
Strategic Real Return	.75%
Actual		$1,000.00	$1,082.40	$3.92
Hypothetical-C		$1,000.00	$1,021.31	$3.80
Class K6	.56%
Actual		$1,000.00	$1,082.90	$2.92
Hypothetical-C		$1,000.00	$1,022.26	$2.84
Class I	.75%
Actual		$1,000.00	$1,082.80	$3.92
Hypothetical-C		$1,000.00	$1,021.31	$3.80
Class Z	.66%
Actual		$1,000.00	$1,083.00	$3.45
Hypothetical-C		$1,000.00	$1,021.76	$3.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 25.18% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $4,504,432 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $2,681,603 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 3%, 19%, and 11%; Class M designates 3%, 19%, and 11%; Class C designates 3%, 0%, and 26%; Strategic Real Return designates 2%, 9%, and 10%; Class K6 designates 2%, 7%, and 9%; Class I designates 2%, 9%, and 9%; and Class Z designates 2%, 8%, and 9%; of the dividends distributed in December 2020, April 2021, and July 2021, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 5%, 65%, and 37%; Class M designates 5%, 65%, and 38%; Class C designates 6%, 0%, and 92%; Strategic Real Return designates 4%, 33%, and 34%; Class K6 designates 4%, 25%, and 32%; Class I designates 4%, 33%, and 33%; and Class Z designates 4%, 30%, and 32%; of the dividends distributed in December 2020, April 2021, and July 2021, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 46%, 35%, and 34%; Class M designates 46%, 35%, and 34%; Class C designates 60%, 0%, and 8%; Strategic Real Return designates 43%, 31%, and 31%; Class K6 designates 42%, 24%, and 29%; Class I designates 43%, 31%, and 30%; and Class Z designates 42%, 28%, and 29%; of the dividends distributed in December 2020, April 2021, and July 2021, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Strategic Real Return Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there had been changes to the portfolio management team managing the fund in October 2020, January 2021, and June 2021.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods. No performance peer group information was considered by the Board due to the fact that competitor funds have different and/or broader investment mandates compared with the fund's more specialized strategies. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, the retail class, and Class K6 of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, 0.66%, 0.75%, and 0.56% through January 31, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

RRS-ANN-1121
1.814960.116

Item 2.

Code of Ethics

As of the end of the period, September 30, 2021, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Strategic Real Return Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Real Return Fund	$88,100	$-	$7,600	$1,900

September 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Real Return Fund	$88,900	$-	$7,800	$1,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2021A	September 30, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2021A	September 30, 2020A
Deloitte Entities	$531,100	$514,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 18, 2021